NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jun. 25, 2014
Disclosure Nature Of Operations And Summary Of Significant Accounting Policies Narrative [Abstract]
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a) Nature of Operations
We are principally engaged in the ownership, operation, development, and franchising of the Chili’s Grill & Bar (“Chili’s”) and Maggiano’s Little Italy (“Maggiano’s”) restaurant brands. At June 25, 2014, we owned, operated, or franchised 1,615 restaurants in the United States and 30 countries and two territories outside of the United States.
(b) Basis of Presentation
Our consolidated financial statements include the accounts of Brinker International, Inc. and our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
We have a 52/53 week fiscal year ending on the last Wednesday in June. Fiscal years 2014, 2013, and 2012 which ended on June 25, 2014, June 26, 2013, and June 27, 2012, respectively, each contained 52 weeks.
Beginning in fiscal 2014, other comprehensive income is presented on the newly titled consolidated statements of comprehensive income. On June 1, 2013, we completed the acquisition of 11 Chili's restaurants in Alberta, Canada from an existing franchisee and have included the results of operations of the Canadian restaurants in our consolidated financial statements from the date of acquisition. The foreign currency translation adjustment included in comprehensive income represents the unrealized impact of translating the financial statements of the Canadian restaurants from Canadian dollars, the functional currency, to U.S. dollars. This amount is not included in net income and would only be realized upon disposition of the business. The accumulated other comprehensive loss is presented on the consolidated balance sheets. Additionally, certain prior year balances in the consolidated balance sheets have been reclassified to conform with fiscal 2014 presentation. These reclassifications have no effect on our net income as previously reported and an immaterial impact on our prior year consolidated balance sheets.
Revenues are presented in two separate captions on the consolidated statements of comprehensive income to provide more clarity around company-owned restaurant revenue and operating expense trends. Company sales includes revenues generated by the operation of company-owned restaurants including gift card redemptions. Franchise and other revenues includes royalties, development fees, franchise fees, Maggiano's banquet service charge income, certain gift card activity (breakage and discounts) and Ziosk gaming revenue.
We report certain labor and related expenses in a separate caption on the consolidated statements of comprehensive income titled restaurant labor. Restaurant labor includes all compensation-related expenses, including benefits and incentive compensation, for restaurant team members at the general manager level and below. Labor-related expenses attributable to multi-restaurant (or above-restaurant) supervision is included in restaurant expenses.
(c) Use of Estimates
The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.
(d) Revenue Recognition
We record revenue from the sale of food, beverages and alcohol as products are sold. Initial fees received from a franchisee to establish a new franchise are recognized as income when we have performed our obligations required to assist the franchisee in opening a new franchise restaurant, which is generally upon the opening of such restaurant. Fees received for development arrangements are recognized as income upon payment of the fees. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned.
Proceeds from the sale of gift cards are recorded as deferred revenue and recognized as revenue when the gift card is redeemed by the holder. Breakage income represents the value associated with the portion of gift cards sold that will most likely never be redeemed. Based on our historical gift card redemption patterns and considering our gift cards have no expiration dates or dormancy fees, we can reasonably estimate the amount of gift card balances for which redemption is remote and record breakage income based on this estimate. We recognize breakage income within franchise and other revenues in the consolidated statements of comprehensive income. We update our estimate of our breakage rate periodically and, if necessary, adjust the deferred revenue balance accordingly.
(e) Fair Value Measurements
Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value, as follows:

•	Level 1—inputs are quoted prices in active markets for identical assets or liabilities.

•	Level 2—inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities.

•	Level 3—inputs are unobservable and reflect our own assumptions.
(f) Cash and Cash Equivalents
Our policy is to invest cash in excess of operating requirements in income-producing investments. Income-producing investments with original maturities of three months or less are reflected as cash equivalents.
(g) Accounts Receivable
Accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. Provisions for doubtful accounts are recorded based on management’s judgment regarding our ability to collect as well as the age of the receivables. Accounts receivable are written off when they are deemed uncollectible.
(h) Inventories
Inventories consist of food, beverages and supplies and are valued at the lower of cost or market. During fiscal 2013, we began implementing a new restaurant information system for all company-owned restaurants and changed from the weighted average cost method to the first-in, first-out or “FIFO” method. The system implementation process was completed in fiscal 2013 for all Chili's restaurants and in fiscal 2014 for all Maggiano's restaurants. As of June 25, 2014, all inventories are valued using the FIFO method. As of June 26, 2013, inventories located at all Chili’s as well as the converted Maggiano’s restaurants are valued using the FIFO method and inventories at non-converted Maggiano's restaurants are stated at weighted average cost. The change in inventory valuation methods did not have a material impact on our consolidated financial statements.
(i) Property and Equipment
Property and equipment is stated at cost. Buildings and leasehold improvements are depreciated using the straight-line method over the lesser of the life of the lease, including renewal options, or the estimated useful lives of the assets, which range from 5 to 20 years. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 10 years. Routine repair and maintenance costs are expensed when incurred. Major replacements and improvements are capitalized.
We review the carrying amount of property and equipment semi-annually or when events or circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on projected discounted future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.
(j) Operating Leases
Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that the renewal appears reasonably assured. The straight-line rent calculation and rent expense includes the rent holiday period, which is the period of time between taking control of a leased site and the rent commencement date. Contingent rents are generally amounts due as a result of sales in excess of amounts stipulated in certain restaurant leases and are included in rent expense as they are incurred. Landlord contributions are recorded when received as a deferred rent liability and amortized as a reduction of rent expense on a straight-line basis over the lesser of the lease term, including renewal options, or 20 years.
(k) Advertising
Advertising production costs are expensed in the period when the advertising first takes place. Other advertising costs are expensed as incurred. Advertising costs, net of advertising contributions from franchisees, were $92.2 million, $82.8 million and $80.4 million million in fiscal 2014, 2013, and 2012, respectively, and are included in restaurant expenses in the consolidated statements of comprehensive income.
(l) Goodwill and Other Intangibles
Goodwill is not subject to amortization, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill has been assigned to reporting units for purposes of impairment testing. Our two restaurant brands, Chili’s and Maggiano’s, are both reporting units and operating segments. We have established that the appropriate level to evaluate goodwill is at the operating segment level. The menu items, services offered and food preparation are virtually identical at each restaurant within the reporting unit and our targeted customer is consistent across each brand. We maintain a centralized purchasing department which manages all purchasing and distribution for our restaurants. In addition, contracts for our food supplies are negotiated at a consolidated level in order to secure the best prices and maintain similar quality across all of our brands. Local laws, regulations and other issues may result in slightly different legal and regulatory environments; however, the overall regulatory climate within and across our operating segments is quite similar. As such, we believe that aggregating components is appropriate for the evaluation of goodwill.
Goodwill impairment tests consist of a comparison of each reporting unit’s fair value with its carrying value. We determine fair value based on a combination of market based values and projected discounted future operating cash flows of the restaurant brands using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We determined that there was no goodwill impairment during our annual test as the fair value of our reporting units was substantially in excess of the carrying value. No indicators of impairment were identified through the end of fiscal year 2014. See Note 5 for additional disclosures related to goodwill.
We occasionally acquire restaurants from our franchisees. Goodwill from these acquisitions represents the excess of the cost of the business acquired over the net amounts assigned to assets acquired, including identifiable intangible assets, primarily reacquired franchise rights. In connection with the sale of restaurants, we will allocate goodwill from the reporting unit, or restaurant brand, to the disposal group in the determination of the gain or loss on the disposition. The allocation is based on the relative fair values of the disposal group and the portion of the reporting unit that was retained. If we dispose of a restaurant brand and all related restaurants, the entire goodwill balance associated with the reporting unit or brand will be included in the disposal group for purposes of determining the gain or loss on the disposition. Additionally, if we sell restaurants with reacquired franchise rights, we will include those assets in the gain or loss on the disposition.
Reacquired franchise rights are also reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.We determined that there was no impairment of reacquired franchise rights during our annual test and no indicators of impairment were identified through the end of fiscal year 2014.
(m) Liquor Licenses
The costs of obtaining non-transferable liquor licenses from local government agencies are expensed over the specified term of the license. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in intangibles.
Liquor licenses are reviewed for impairment semi-annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on prices in the open market for licenses in same or similar jurisdictions. Impairment charges are included in other gains and charges in the consolidated statements of comprehensive income.
(n) Sales Taxes
Sales taxes collected from guests are excluded from revenues. The obligation is included in accrued liabilities until the taxes are remitted to the appropriate taxing authorities.
(o) Self-Insurance Program
We are self-insured for certain losses related to health, general liability and workers’ compensation. We maintain stop loss coverage with third party insurers to limit our total exposure. The self-insurance liability represents an estimate of the ultimate cost of claims incurred and unpaid as of the balance sheet date. The estimated liability is not discounted and is established based upon analysis of historical data and actuarial estimates, and is reviewed on a quarterly basis to ensure that the liability is appropriate. If actual trends, including the severity or frequency of claims, differ from our estimates, our financial results could be impacted. Accrued and other liabilities include the estimated incurred but unreported costs to settle unpaid claims and estimated future claims.
(p) Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
We record a liability for unrecognized tax benefits resulting from tax positions taken, or expected to be taken, in an income tax return. We recognize any interest and penalties related to unrecognized tax benefits in income tax expense.
(q) Stock-Based Compensation
We measure and recognize compensation cost at fair value for all share-based payments. We record compensation expense using a graded-vesting schedule or on a straight-line basis, as applicable, over the vesting period, or to the date on which retirement eligibility is achieved, if shorter (non-substantive vesting period approach).
Certain employees are eligible to receive stock options, performance shares, restricted stock and restricted stock units, while non-employee members of the Board of Directors are eligible to receive stock options, restricted stock and restricted stock units. Performance shares represent a right to receive shares of common stock upon satisfaction of company performance goals at the end of a three-year cycle. Performance shares are paid out in common stock and are fully vested upon issuance. The fair value of performance shares is determined on the date of grant based on a Monte Carlo simulation model. The fair value of restricted stock and restricted stock units are based on our closing stock price on the date of grant.
Stock-based compensation expense totaled approximately $16.9 million, $16.6 million and $13.5 million for fiscal 2014, 2013 and 2012, respectively. The total income tax benefit recognized in the consolidated statements of comprehensive income related to stock-based compensation expense was approximately $6.9 million, $6.6 million and $5.1 million during fiscal 2014, 2013 and 2012, respectively.
The weighted average fair values of option grants were $14.75, $12.94 and $9.35 during fiscal 2014, 2013 and 2012, respectively. The fair value of stock options is estimated using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2014	2013	2012
Expected volatility	47.7%	53.4%	56.7%
Risk-free interest rate	1.6%	0.7%	0.9%
Expected lives	5 years	5 years	5 years
Dividend yield	2.2%	2.4%	2.6%

Expected volatility and the expected life of stock options are based on historical experience. The risk-free rate is based on the yield of a Treasury Note with a term equal to the expected life of the stock options. The dividend yield is based on the most recent quarterly dividend per share declared and the closing stock price on the declaration date.
(r) Preferred Stock
Our Board of Directors is authorized to provide for the issuance of 1.0 million preferred shares with a par value of $1.00 per share, in one or more series, and to fix the voting rights, liquidation preferences, dividend rates, conversion rights, redemption rights, and terms, including sinking fund provisions, and certain other rights and preferences. As of June 25, 2014, no preferred shares were issued.
(s) Shareholders’ Equity
In August 2013, our Board of Directors authorized a $200.0 million increase to our existing share repurchase program resulting in total authorizations of $3,585.0 million. We repurchased approximately 5.1 million shares of our common stock for $239.6 million during fiscal 2014. As of June 25, 2014, approximately $307 million was available under our share repurchase authorizations. Our stock repurchase plan has been and will be used to return capital to shareholders and to minimize the dilutive impact of stock options and other share-based awards. We evaluate potential share repurchases under our plan based on several factors, including our cash position, share price, operational liquidity, proceeds from divestitures, borrowings and planned investment and financing needs. Repurchased common stock is reflected as a reduction of shareholders’ equity. During fiscal 2014, approximately 1.2 million stock options were exercised resulting in cash proceeds of $29.3 million.
We paid dividends of $63.4 million to common stock shareholders during fiscal 2014, compared to $56.3 million in the prior year. Additionally, we declared a quarterly dividend of $15.6 million, or $0.24 per share, in May 2014 which was paid on June 26, 2014.
(t) Comprehensive Income
Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Fiscal 2014 comprehensive income consists of net income and foreign currency translation adjustments. The foreign currency translation adjustment represents the unrealized impact of translating the financial statements of the Canadian restaurants from Canadian dollars, the functional currency, to U.S. dollars. We reinvest foreign earnings, therefore, United States deferred income taxes have not been provided on foreign earnings.  Fiscal 2013 and 2012 comprehensive income consists of net income.
(u) Net Income Per Share
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per share, the basic weighted average number of shares is increased by the dilutive effect of stock options and restricted share awards, determined using the treasury stock method. We had approximately 113,000 stock options and restricted share awards outstanding at June 25, 2014, 193,000 stock options and restricted share awards outstanding at June 26, 2013, and 287,000 stock options and restricted share awards outstanding at June 27, 2012 that were not included in the dilutive earnings per share calculation because the effect would have been antidilutive.
Basic weighted average shares outstanding is reconciled to diluted weighted average shares outstanding as follows (in thousands):

	2014	2013	2012
Basic weighted average shares outstanding	66,251	71,788	78,559
Dilutive stock options	853	955	738
Dilutive restricted shares	1,048	1,415	1,367
	1,901	2,370	2,105
Diluted weighted average shares outstanding	68,152	74,158	80,664

(v) Segment Reporting
Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Two or more operating segments may be aggregated into a single operating segment if they have similar economic characteristics and are similar in the following areas:

•	The nature of products and services

•	Nature of production processes

•	Type or class of customer

•	Methods used to distribute products or provide services

•	The nature of the regulatory environment, if applicable
Our two brands have similar types of products, contracts, customers and employees and all operate as full-service restaurants offering lunch and dinner in the casual-dining segment of the industry. In addition, we have similar long-term average margins across our brands. Therefore, we believe we meet the criteria for aggregating operating segments into a single reporting segment.